UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: February 28 or 29

Date of reporting period: February 28, 2014

Michael W. Stockton

AMCAP Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Eric A. S. Richards

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

AMCAP Fund® Annual report for the year ended February 28, 2014

We invest in U.S. growth
companies whose
opportunities range from
local to global.

Special feature page 6

AMCAP Fund seeks long-term growth of capital by investing primarily in U.S. companies that have solid long-term growth records and the potential for good future growth.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2014 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge
Average annual total return	—	20.84%	7.39%
Cumulative total return	20.33%	157.69%	103.91%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.70% for Class A shares as of the prospectus dated May 1, 2014 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Special feature

6	Going for growth: investing in U.S. companies whose opportunities range from local to global.

Contents

1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
17	Financial statements
31	Board of trustees and other officers

Fellow investors:

U.S. equities posted strong gains for the fiscal year, supported not only by solid fundamental growth in underlying corporate earnings but also by rising investor optimism about improvements in the European economy as well as continued gradual economic expansion at home. Several market indexes touched a succession of all-time highs, including the Standard & Poor’s 500 Composite Index and the Dow Jones Industrial Average. While there has been much investor focus on the Federal Reserve this fiscal year, ranging from concern over the slowing of quantitative easing to worries about inflation and deflation, markets seem to be adapting to the gradual slowdown of central bank stimulus.

During the 12 months ended February 28, 2014, AMCAP Fund provided investors with a 34.4% total return, which compares to a 25.4% total return for the unmanaged S&P 500 — a broad measure of mostly large U.S. stocks — and a total return of 31.2% for the Lipper Growth Funds Index, a peer group measure, as shown in the chart below.

Over the long term, AMCAP’s returns also have exceeded those of the S&P 500 and the Lipper Growth Funds Index. For the past 10 years, the fund posted an

Results at a glance

For periods ended February 28, 2014, with all distributions reinvested

	Total return	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 5/1/67)

AMCAP Fund (Class A shares)	34.4%	24.9%	8.0%	11.7%
Standard & Poor’s 500 Composite Index*	25.4	23.0	7.2	9.9
Lipper Growth Funds Index	31.2	23.7	6.9	9.0

*	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

AMCAP Fund	1

average annual total return of 8.0%, compared with 7.2% for the S&P 500 and 6.9% for the Lipper index. Over its nearly 47-year lifetime, AMCAP has an average annual total return of 11.7%, compared with 9.9% for the S&P 500 and 9.0% for the Lipper index.

Investment results analysis

Investments in health care, the fund’s largest sector, were among the biggest contributors to results for the fiscal year. Biotechnology companies Gilead Sciences, Biogen Idec and Alexion Pharmaceuticals were up 94%, 105% and 104%, respectively, and were all in the fund’s top 10 holdings at fiscal year-end. Health care equipment companies St. Jude Medical and Illumina, which makes genetic analysis tools, also registered hefty gains. However, Edwards Lifesciences was one of largest detractors in the fund.

Consumer-related companies further contributed to the fund’s returns. Shares of Netflix (the fourth-largest holding) more than doubled as the company continued to see strong demand for its online video services with the addition of new movies and original programming. Satellite television provider DirecTV also made a notable contribution to the fund as its shares gained more than 60%. Elsewhere, coffee company Keurig Green Mountain, as it’s now known, jumped 130%; on the disappointing side, athletic clothing retailer lululemon athletica fell almost 25%.

Among information technology firms, the fund’s second-largest holding, Google, was one of the strongest contributors to results. Many other Internet and media holdings helped results, as these companies have seen strong growth domestically while also increasing their exposure to growth outside the U.S.

In fact, companies in many global industries, from aerospace to biotechnology, have done well not

2	AMCAP Fund

only as a result of an improving U.S. economy, but also because of their success beyond our borders. For more on how AMCAP’s investment professionals are finding U.S. companies with strong growth potential at home and abroad, see the feature article starting on page 6.

Looking ahead

As the U.S. economy continues to show signs of improvement, the Fed has indicated that it will continue to reduce its asset-purchase program. Given these circumstances, we expect rates to gradually rise over time; however, the exact timing of any increase is uncertain. In normal recoveries, interest rates typically rise as the economy rebounds, and we would expect this pattern to recur as the Fed becomes less active in the market. With this in mind, we remain sensitive to valuation levels.

We recognize that the market is near all-time highs and that the growth sectors that AMCAP naturally focuses on have done particularly well in this type of environment. The fund’s sector and stock selection further contributed to the strong results for the year amid a confluence of positive events. Looking ahead, while fundamental growth in the U.S. may continue, a good deal of investor optimism is already factored into the valuations of many companies. Our focus remains on the importance of understanding the fundamental growth drivers of our investments, and taking advantage of opportunities when they arise. To this end, the fund’s cash position is 12.5% (including other short-term securities), as some portfolio managers believe there will be future opportunities to invest that cash in companies at more attractive valuations.

AMCAP Fund continues to focus on U.S. companies that have a solid track record of growth and characteristics that are likely to support above-average growth in the future. Our focus on fundamental growth drivers and the inherent worth of companies is critical to helping us identify investments that we believe represent the best value over the long term. We thank you for your continued support of these efforts.

Cordially,

Claudia P. Huntington
Vice Chairman of the Board

Timothy D. Armour
President

April 8, 2014

For current information about the fund, visit americanfunds.com.

AMCAP Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period May 1, 1967 (when the fund began operations), through February 29, 1968.
[4]	Includes reinvested dividends of $109,873 and reinvested capital gain distributions of $753,326.
[5]	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Average annual total returns based on a $1,000 investment
(for periods ended February 28, 2014)*

	1 year	5 years	10 years
Class A shares	26.64%	23.45%	7.40%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$2,000,000
1,000,000
400,000
200,000
100,000
40,000
20,000
10,000
8,000

Year ended February 28 or 29	1968[1]	1969	1970	1971	1972	1973	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984
TOTAL VALUE (dollars in thousands)																	
Dividends reinvested	–	$ .1	.2	.2	.2	.2	.2	.3	.3	.2	.3	.3	.4	.7	2.6	1.2	1.6
Value at fiscal year-end	$10.1	12.2	11.8	12.6	14.9	14.0	11.0	9.9	13.9	14.2	16.6	22.7	33.5	40.5	42.6	61.5	62.1
AMCAP total return	0.6%	21.4	(3.1)	6.8	17.9	(6.2)	(21.0)	(10.3)	40.2	2.1	17.2	36.9	47.5	20.9	5.2	44.1	1.1

4	AMCAP Fund

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in AMCAP grew between May 1, 1967 — when the fund began operations — and February 28, 2014. As you can see, that $10,000 grew to $1,684,355 with all distributions reinvested. Over the same period, $10,000 would have grown to $837,516 in the unmanaged Standard & Poor’s 500 Composite Index. The chart also records the fund’s progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund’s year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 28, 1999. Over the last 15 years, the value of the investment shown here nearly tripled, from $575,089 to $1,684,355. Thus, in the same period, the value of your 1999 investment — regardless of size — has also nearly tripled.

$1,684,355⁴
AMCAP Fund
with all distributions reinvested
(cumulative lifetime total return: 16,743.5%)
$837,516⁵
Standard & Poor's 500
Composite Index
with dividends reinvested
$70,931⁶
Consumer Price Index
(inflation)
Average annual
total return for
46¾ years:
11.6%⁴
$10,000
Original investment

1985	1986	1987	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999
1.9	1.5	1.6	3.0	3.2	3.2	3.3	2.2	2.3	1.9	2.4	3.4	2.6	2.5	3.7
72.2	88.7	115.7	112.0	122.8	140.0	163.5	196.9	208.6	232.1	240.0	310.3	346.8	475.0	575.1
16.2	23.0	30.3	(3.1)	9.6	14.0	16.8	20.4	5.9	11.3	3.4	29.3	11.7	37.0	21.1

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
3.3	4.1	3.7	1.1	.1	2.0	4.1	7.2	11.4	–	8.7	4.3	3.9	4.5	3.7
703.4	724.6	673.3	567.6	777.4	808.0	895.9	968.1	937.7	553.5	888.1	1,066.6	1,124.8	1,253.4	1,684.4
22.3	3.0	(7.1)	(15.7)	37.0	3.9	10.9	8.1	(3.1)	(41.0)	60.5	20.1	5.5	11.4	34.4

AMCAP Fund	5

Going for growth: investing in U.S. companies whose opportunities range from local to global.

6	AMCAP Fund

Claudia Huntington

Portfolio manager

In global industries, it is crucial for U.S. companies to take advantage of the expanded market opportunity while also understanding and dealing with potential competition from abroad.

Growth can come from a number of places when investing in companies. Some develop new products and technologies; some enter newer and faster growing markets; while others have strong execution in existing markets. Regardless of where that growth may come from, it is important to pay particular attention to companies’ long-term growth goals and make sure they are indeed achievable.

Portfolio managers are doing just that in AMCAP Fund, which primarily invests in U.S. companies. However, an increasing number of companies based in the U.S. have grown by expanding into new markets beyond the country’s borders. This has served not only as a source of fundamental growth for a number of AMCAP’s investments but also as a means of diversification for them. While some industries don’t lend themselves very easily to expansion outside the U.S., many do, including transportation, pharmaceuticals, biotechnology, Internet and media.

“As the world has evolved, new markets and competition have opened up that affect companies based in the U.S. In global industries, it is crucial for U.S. companies to take advantage of the expanded market opportunity while also understanding and dealing with potential competition from abroad,” says Claudia Huntington, a portfolio manager and vice chairman of AMCAP. “The fund’s portfolio managers and analysts are able to take full advantage of the global reach of our organization to better analyze the potential for our investments in U.S. growth companies. At the end of the day, we’re investing in U.S. companies with a superior record of growth in the past — and that we feel have the best potential for growth in the future, wherever that may be.”

Tapping into the rising middle class

While there are plenty of sources for growth in the U.S., a number of domestic companies have sought to take advantage of faster growing markets around the world, particularly where the rising middle class in some countries has expanded discretionary purchasing power. “International growth can help a company that has reached the saturation point in a more mature market and carry it beyond that, allowing it to be a growth company for many years to come,” says portfolio manager Barry Crosthwaite. “Even if it’s not a key driver of growth, you have to consider the global picture and where competition is coming from abroad.”

For example, one of the primary sources of global economic growth over the past decade has been China, which has accounted for nearly half of the world’s GDP growth as the country’s rising middle class seeks to buy the latest products and begins to travel more. “The Chinese have been the dominant growth driver for a wide range of consumer markets, from luxury goods to autos to air travel,” notes Barry, adding that other developing markets are also experiencing a rising middle class, including India, Turkey and Brazil.

To seek to capitalize on this trend, Barry is investing in companies that

AMCAP Fund	7

Barry Crosthwaite

Portfolio manager

International growth can help a company that has reached the saturation point in a more mature market and carry it beyond that, allowing it to be a growth company for many years to come.

offer goods and services sought by this rising middle class, including an athletic clothing retailer and a fast-food restaurant operator. The first company, lululemon athletica, continues to grow in the U.S., with the potential to have 500 stores here, but it is targeting another 500 potential stores overseas. “Lululemon could have 1,000 stores around the world compared to just 250 today, which are mostly in North America; it’s the international expansion that really gives the company the potential for 10 years of good growth,” notes Barry. The second company, Yum Brands (0.57% of the fund’s holdings at fiscal year end), operates Pizza Hut and KFC, the most popular fast-food chain in China, and it plans to expand further into India. “Yum’s growth in the U.S. is stagnant, so the key driver of its growth is the emerging markets consumer,” he says. “Pizza and chicken are loved around the world, but part of the company’s success has come from localizing its menus.”

Higher oil impacts planes, trains and automobiles

Many transportation-related companies are finding new ways to be more fuel efficient and use alternative sources of energy amid the global phenomenon of higher oil prices. Barry believes this trend is a structural driver of growth that is unlikely to change in the near future, especially with the unstable geopolitical situation in the oil-producing regions of the Middle East, Africa and more recently Russia. A number of U.S.-based companies are helping fill the need for greater fuel efficiency and alternative fuel sources around the world in order to extend their growth.

For instance, in the aerospace industry, Precision Castparts is benefiting from greater demand for its lightweight titanium components as companies like Boeing are making more fuel-efficient planes. Airline operators around the world continue to order these new planes, such as Boeing’s 787 Dreamliner, to meet growing demand for air travel. “As a direct result of higher oil prices, titanium components from companies like Precision Castparts are being used more widely in these new fuel-efficient planes,” he notes.

Other modes of transportation impacted by the global increase in oil prices include trains, as well as long-haul trucks and even tanker ships, many of which are now starting to use liquefied natural gas (LNG) instead of diesel fuel. Special tanks are required to keep the LNG cold, making the fuel denser and therefore more efficient to transport. Chart Industries (0.34% of the fund’s holdings at fiscal year end) is one of the leading producers of cryogenic tanks and is making them for transport companies around the world, from the U.S. to China. “Some companies already have made the switch, such as United Parcel Service,” Barry says. “Now China is becoming more active in this area as it tries to tackle the country’s pollution problem. Natural gas burns a lot cleaner than diesel so the government doesn’t tax LNG as heavily, making it more cost effective. This is likely to drive global growth for Chart Industries over the next decade.”

The automotive industry also is highly global: U.S.-based companies have plants overseas and foreign automakers have plants in the U.S. In addition to being affected by global markets, the auto industry also is impacted by global oil prices. Several automakers are redesigning the internal combustion engines in their cars for better fuel efficiency, using lighter materials and new equipment from parts suppliers such as BorgWarner (0.30% of the fund’s holdings at fiscal year end). “The company is one of the leading makers of turbochargers, which were previously used only in high-end sports cars,” explains Barry. “Now we’re starting to see them in standard cars because turbochargers help burn fuel more efficiently, allowing for smaller, lighter engines, giving drivers better mileage per gallon without losing power.”

BorgWarner’s customers are spread around the world, from the U.S. and Europe to China and Japan. “It is a truly global supplier of auto parts to most major

8	AMCAP Fund

James Terrile

Portfolio manager

BorgWarner’s competitive advantage is the company’s technical know-how in creating highly sophisticated engine systems. It is a truly global supplier of auto parts to most major car companies.

car companies,” says portfolio manager James Terrile, noting that its revenues have grown three times as fast as the auto industry over the past two decades, in part due to increasing international demand for its products. “BorgWarner’s competitive advantage is the company’s technical know-how in creating highly sophisticated engine systems.”

Drug makers go it alone in foreign markets

U.S. companies in some of the world’s most cutting-edge industries are benefiting from increased global demand. Pharmaceutical and biotechnology companies are experiencing strong growth as they develop new drugs to treat diseases around the world. Analyst Craig Gordon says they are taking the initiative to sell these drugs in attractive new markets overseas. “The biotech industry has seen a resurgence of innovation, greater global pricing power and lower political pressure in the developed world,” says Craig. “It seems like society has become more willing to pay for innovation.”

One reason many U.S. biotechnology companies are becoming more global is because investors demand it. While many firms have traditionally licensed out their drugs in other countries, it’s more lucrative for them to enter new markets on their own, even if it means raising

AMCAP Fund	9

Craig Gordon Investment analyst	Brad Barrett Investment analyst

capital to do so. “Too much money is left on the table when they partner so U.S. companies are being more aggressive by going it alone, benefiting from growth abroad in places like Europe, Japan and even some emerging markets,” explains Craig, noting that many foreign governments are offering attractive pricing and faster regulatory approval for innovative new drugs.

Many of AMCAP’s largest holdings in the health care sector are seeking to take advantage of these global opportunities, including Gilead Sciences, Allergan and Amgen. Gilead has been mostly known for its HIV drugs in the U.S. and Europe, but more recently its global strategy has been focused on treatments for hepatitis C and cancer, two of the biggest areas for potential growth. “Gilead Sciences has been a great company for the fund, with its HIV business driving much of the growth in the U.S.,” says James. “Now Gilead’s international business is becoming bigger, especially within the growing hepatitis C market.”

Internet and media create a global platform

Another cutting-edge area that has seen strong growth is technology-focused consumer companies, especially those that tap the power of the Internet and provide users with seemingly unlimited information and endless entertainment options

10	AMCAP Fund

Eric Richter

Portfolio manager

There are a growing number of industries in which it is becoming more difficult or even impossible to be a leading company in the U.S. without being a global leader as well.

on a global scale. Internet and media companies such as Google and Netflix are connecting users around the world, allowing them to access the latest content regardless of where they are physically. Both are large holdings in AMCAP; while our analysts remain optimistic about their domestic growth, they are also excited by their potential overseas.

“Both companies began by growing their businesses in the U.S., but now they have evolved to doing business on a global scale,” notes Claudia, who says the fund typically looks for companies with long-term growth strategies either by product or market. “In AMCAP, our primary focus is on U.S.-based growth companies, but for those companies in global industries we pay particular attention to their ability to take advantage of that global growth opportunity.”

Internet and media analyst Brad Barrett, who covers Google and Netflix, expects well over half of their revenues to eventually come from abroad. “Most Internet users are located outside the U.S., and it’s relatively inexpensive for these companies to roll out their products and services globally,” says Brad. “The internet industry is not all that idiosyncratic so you tend to have the same leaders globally. Because of their scale, it’s difficult for foreign competitors to go up against U.S. companies that are spending billions of dollars around the world.”

While Google is already a truly global company, Netflix is still in the process of rolling out its streaming online video service to other parts of the world, including much of Europe, Latin America and eventually parts of Asia. But its U.S. business continues to grow and is a good indicator of the company’s potential success abroad. “There is still a lot of growth potential in the U.S., which is likely to remain the company’s largest single market, so it very much matters how well Netflix does here,” Brad says.

Similarly, satellite television provider DirecTV has a healthy U.S. business, but also a bright future in Latin America. “The company continues to take market share in the U.S. and generate more revenue per subscriber here,” notes Brad. He says DirecTV is able to use the same satellite technology it has in the U.S. in Latin America, which is the main source of the company’s profit growth. Portfolio manager Eric Richter adds: “While it has a very profitable business here in the U.S., what makes DirecTV attractive is its rapidly growing operation in Latin America.”

As these examples show, in many industries U.S. companies choose to go after growth wherever they can find it, even if it takes them to other parts of the world. AMCAP’s primary focus is on investing in U.S.-based companies that have a proven history of growth and that are expected to have strong growth in the future. This focus sometimes requires global analysis and the fund’s investment professionals to take full advantage of our organization’s global research capabilities to understand a company’s growth potential beyond the borders of the U.S.

“There are a growing number of industries in which it is becoming more difficult or even impossible to be a leading company in the U.S. without being a global leader as well,” says Eric. “These companies may find more growth opportunities outside the U.S., whether by bringing industrial products to rapidly modernizing economies, taking novel technologies to countries whose regulatory regimes facilitate quicker adoption, or by transplanting successful but mature U.S. consumer business models to countries with an expanding middle class. Whatever the case may be, we need to be aware of these factors to make sure we’re investing in the most attractive U.S.-based companies that can grow over the long term, whether at home or abroad.” ■

AMCAP Fund	11

Summary investment portfolio February 28, 2014

Investment sector diversification	Percent of net assets

Common stocks 87.49%	Shares	Value (000)	Percent of net assets
Health care 23.42%
Gilead Sciences, Inc.[1]	19,127,226	$1,583,543	4.05%
Develops drugs to treat infectious diseases and cancer.
Biogen Idec Inc.[1]	2,633,400	897,147	2.29
A leader in developing therapies to treat multiple sclerosis and cancer.
Alexion Pharmaceuticals, Inc.[1]	4,212,800	744,823	1.90
Biopharmaceutical company focused on treating severe and ultra-rare disorders.
Amgen Inc.	5,814,700	721,139	1.84
The world’s largest biotechnology company.
UnitedHealth Group Inc.	6,501,700	502,386	1.28
Provides managed health care services across the U.S.
Allergan, Inc.	3,560,000	452,120	1.16
Produces eye care, skin care and specialty pharmaceutical products, including Botox.
BioMarin Pharmaceutical Inc.[1]	5,252,661	425,466	1.09
Biotechnology company engaged in the treatment of serious diseases and medical conditions.
Aetna Inc.	5,850,000	425,353	1.09
A leading provider of health, dental, group life, disability and long-term care insurance.
Stryker Corp.	5,092,040	408,585	1.04
A global leader in the medical technology industry, particularly in the orthopaedic market.
Express Scripts Holding Co.[1]	5,250,000	395,377	1.01
Operates a network of pharmacies and mail-order prescription services.
St. Jude Medical, Inc.	5,626,465	378,774	.97
Manufactures mechanical heart valves, pacemakers and other devices to treat cardiovascular diseases.
Edwards Lifesciences Corp.[1]	4,953,900	345,584	.88
Manufacturer of tissue heart valves and related repair products for the treatment of advanced cardiovascular disease.
Hologic, Inc.[1]	12,624,100	274,953	.70
Manufacturer of various medical technologies relating to women’s health care.
Endo Health Solutions Inc.[1]	2,916,500	232,795	.59
Provides specialty health care solutions.
Other securities		1,382,272	3.53
		9,170,317	23.42

12	AMCAP Fund

	Shares	Value (000)	Percent of net assets
Information technology 18.79%
Google Inc., Class A1	870,210	$1,057,871	2.70%
One of the most frequently used website search engines in the world.
Oracle Corp.	20,835,000	814,857	2.08
Major supplier of database management software. Also develops business applications and provides consulting and support.
Accenture PLC, Class A	6,984,600	582,166	1.49
Management consulting, technology services and outsourcing company.
Texas Instruments Inc.	12,370,000	556,155	1.42
Global designer and producer of semiconductors.
Avago Technologies Ltd.	8,600,000	530,620	1.36
Manufacturer of analog interface components and subsystems for communications, industrial and consumer applications.
ASML Holding NV	3,800,000	330,706	.84
A leading supplier of lithography equipment used in manufacturing semiconductors.
Adobe Systems Inc.[1]	4,725,000	324,182	.83
Computer software manufacturer of multimedia and creativity products.
Microsoft Corp.	8,425,000	322,762	.82
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Intuit Inc.	4,063,000	317,524	.81
Produces user-friendly financial software, including Quicken and TurboTax, and offers services to home and small-business users.
Cognizant Technology Solutions Corp., Class A1	2,950,000	306,977	.78
Develops custom software and provides integration and outsourcing services.
Yahoo! Inc.[1]	6,669,000	257,890	.66
One of the three largest Internet portals, offering online media, commerce and communications services to consumers and businesses worldwide.
Other securities		1,956,122	5.00
		7,357,832	18.79

Consumer discretionary 11.23%
Netflix, Inc.[1]	1,952,000	869,870	2.22
Internet subscription service for watching TV shows and movies.
DIRECTV[1]	7,900,000	613,040	1.57
Digital television services provider in the United States, Latin America and the Caribbean.
Johnson Controls, Inc.	8,619,094	425,783	1.08
A leading manufacturer of components for automotive systems and building controls.
lululemon athletica inc.[1]	5,977,000	300,703	.77
Manufacturer and retailer of yoga-inspired athletic apparel.
Amazon.com, Inc.[1]	764,000	276,644	.71
Major online retailer of books, CDs, DVDs, toys, apparel, home furnishings and other products.
NIKE, Inc., Class B	3,155,000	247,036	.63
The world’s leading athletic shoe company. Also operates shoe and sportswear stores.
Other securities		1,663,821	4.25
		4,396,897	11.23

AMCAP Fund	13

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Industrials 9.19%
Nielsen Holdings NV	10,091,161	$477,716	1.22%
Marketing and advertisement measurement company.
Precision Castparts Corp.	1,425,000	367,479	.94
Manufactures jet engine parts, valves and industrial tools.
General Dynamics Corp.	3,100,000	339,574	.87
This major defense contractor manufactures warships, submarines and information systems.
Union Pacific Corp.	1,728,350	311,760	.80
Operates the largest railroad in the U.S.; also delivers freight to Canada and Mexico.
United Parcel Service, Inc., Class B	2,630,000	251,875	.64
The world’s largest package delivery company and express carrier.
Other securities		1,848,745	4.72
		3,597,149	9.19

Energy 7.97%
Schlumberger Ltd.	6,728,900	625,788	1.60
A leading provider of services and technology to the petroleum industry.
Baker Hughes Inc.	7,490,500	473,999	1.21
A leading provider of drilling services and products to oil, gas and mining industries around the world.
EOG Resources, Inc.	2,177,700	412,500	1.05
An oil and gas exploration and production company with global operations.
Southwestern Energy Co.[1]	9,254,683	382,588	.98
Energy company engaged in the exploration, development and production of natural gas and crude oil.
FMC Technologies, Inc.[1]	6,966,122	349,978	.89
Engaged in offshore energy production, food processing and airplane loading systems.
Apache Corp.	2,958,900	234,611	.60
Oil and gas exploration and development company with onshore and offshore operations worldwide.
Other securities		641,215	1.64
		3,120,679	7.97

Financials 4.06%
Progressive Corp.	18,313,162	448,489	1.15
Offers auto insurance through independent agents, by telephone and on the Internet.
Capital One Financial Corp.	3,750,000	275,362	.70
One of the largest U.S. credit card issuers.
Other securities		863,657	2.21
		1,587,508	4.06

14	AMCAP Fund

	Shares	Value (000)	Percent of net assets
Consumer staples 3.75%
CVS/Caremark Corp.	5,250,000	$383,985	.98%
A major U.S. drugstore chain.
Green Mountain Coffee Roasters, Inc.	2,206,882	242,272	.62
Engages in the specialty coffee and coffeemaker businesses in the U.S. and Canada.
Other securities		840,832	2.15
		1,467,089	3.75

Materials 3.52%
Celanese Corp., Series A2	8,496,922	453,651	1.16
Producer of industrial chemicals, acetyl products and engineered polymers.
AptarGroup, Inc.[2]	4,326,000	286,251	.73
Manufacturer of dispensing systems for fragrances, pharmaceuticals and personal care products.
Praxair, Inc.	1,760,531	229,520	.59
A major supplier of industrial gases in North and South America.
Other securities		408,921	1.04
		1,378,343	3.52

Other 0.88%
Other securities		345,493	.88

Miscellaneous 4.68%
Other common stocks in initial period of acquisition		1,833,105	4.68

Total common stocks (cost: $20,940,246,000)		34,254,412	87.49

Short-term securities 12.19%	Principal amount (000)
Freddie Mac 0.07%–0.17% due 3/12/2014–1/6/2015	$1,492,600	1,492,177	3.81
Federal Home Loan Bank 0.55%–0.19% due 3/7–12/23/2014	1,167,700	1,167,507	2.98
Fannie Mae 0.12%–0.18% due 5/1–9/22/2014	526,200	526,094	1.34
Other securities		1,587,594	4.06

Total short-term securities (cost: $4,772,873,000)		4,773,372	12.19
Total investment securities (cost: $25,713,119,000)		39,027,784	99.68
Other assets less liabilities		124,112	.32

Net assets		$39,151,896	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $1,102,744,000, which represented 2.82% of the net assets of the fund) were acquired in transactions exempt from registration under section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

AMCAP Fund	15

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended February 28, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 2/28/2014 (000)
Celanese Corp., Series A	8,335,522	161,400	—	8,496,922	$5,309	$453,651
AptarGroup, Inc.	4,326,000	—	—	4,326,000	4,326	286,251
MITIE Group PLC	24,021,000	—	—	24,021,000	4,027	139,016
Chart Industries, Inc.[1]	1,399,102	1,079,800	899,102	1,579,800	—	132,008
Texas Roadhouse, Inc.	4,587,200	—	—	4,587,200	2,202	121,331
Polypore International, Inc.[1]	3,020,000	—	—	3,020,000	—	104,522
C&J Energy Services, Inc.[1]	—	3,540,729	—	3,540,729	—	91,528
Itron, Inc.[1]	2,548,314	—	529,439	2,018,875	—	70,661
Big Lots, Inc.[1,3]	2,986,200	808,600	1,325,000	2,469,800	—	—
Logitech International SA3	11,000,000	—	11,000,000	—	—	—
Netflix, Inc.[1,3]	2,828,300	—	876,300	1,952,000	—	—
					$15,864	$1,398,968

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Unaffiliated issuer at 2/28/2014.

See Notes to Financial Statements

16	AMCAP Fund

Financial statements

Statement of assets and liabilities
at February 28, 2014

(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $24,622,737)	$37,628,816
Affiliated issuers (cost: $1,090,382)	1,398,968	$39,027,784
Cash		59
Receivables for:
Sales of investments	158,305
Sales of fund’s shares	101,761
Dividends	23,266	283,332
		39,311,175
Liabilities:
Payables for:
Purchases of investments	62,873
Repurchases of fund’s shares	68,580
Investment advisory services	8,997
Services provided by related parties	15,831
Trustees’ deferred compensation	2,643
Other	355	159,279
Net assets at February 28, 2014		$39,151,896

Net assets consist of:
Capital paid in on shares of beneficial interest		$24,538,135
Undistributed net investment income		24,254
Undistributed net realized gain		1,274,825
Net unrealized appreciation		13,314,682
Net assets at February 28, 2014		$39,151,896

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,379,247 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$22,566,889	790,971	$28.53
Class B	195,212	7,289	26.78
Class C	1,450,977	54,719	26.52
Class F-1	3,035,852	107,051	28.36
Class F-2	1,983,471	69,336	28.61
Class 529-A	1,192,883	42,075	28.35
Class 529-B	31,190	1,170	26.66
Class 529-C	298,449	11,186	26.68
Class 529-E	61,896	2,215	27.94
Class 529-F-1	71,726	2,522	28.43
Class R-1	89,764	3,319	27.05
Class R-2	556,878	20,606	27.02
Class R-3	1,017,731	36,279	28.05
Class R-4	919,132	32,406	28.36
Class R-5	1,228,553	42,778	28.72
Class R-6	4,451,293	155,325	28.66

See Notes to Financial Statements

AMCAP Fund	17

Statement of operations

for the year ended February 28, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $2,565; also includes $15,864 from affiliates)	$341,159
Interest	5,002	$346,161
Fees and expenses*:
Investment advisory services	103,219
Distribution services	82,028
Transfer agent services	39,316
Administrative services	8,706
Reports to shareholders	1,406
Registration statement and prospectus	547
Trustees’ compensation	811
Auditing and legal	135
Custodian	244
State and local taxes	79
Other	1,528
Total fees and expenses before waiver	238,019
Less investment advisory services waiver	37
Total fees and expenses after waiver		237,982
Net investment income		108,179

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain (loss) on: Investments (includes $131,506 net gain from affiliates)	3,533,382
Currency transactions	(475)	3,532,907
Net unrealized appreciation on:
Investments	6,159,627
Currency translations	23	6,159,650
Net realized gain and unrealized appreciation on investments and currency		9,692,557

Net increase in net assets resulting from operations		$9,800,736

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended February 28
	2014	2013
Operations:
Net investment income	$108,179	$110,791
Net realized gain on investments and currency transactions	3,532,907	1,438,466
Net unrealized appreciation on investments and currency translations	6,159,650	1,227,679
Net increase in net assets resulting from operations	9,800,736	2,776,936

Dividends and distributions paid to shareholders:
Dividends from net investment income	(90,333)	(97,672)
Distributions from net realized gain on investments	(2,759,331)	—
Total dividends and distributions paid to shareholders	(2,849,664)	(97,672)

Net capital share transactions	4,675,059	670,646

Total increase in net assets	11,626,131	3,349,910

Net assets:
Beginning of year	27,525,765	24,175,855
End of year (including undistributed net investment income: $24,254 and $88,021, respectively)	$39,151,896	$27,525,765

See Notes to Financial Statements

18	AMCAP Fund

Notes to financial statements

1. Organization

AMCAP Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing primarily in U.S. companies that have solid long-term growth records and the potential for good future growth.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3,	None	None	None
R-4, R-5 and R-6

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

AMCAP Fund	19

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall

20	AMCAP Fund

market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 28, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$9,170,317	$—	$—	$9,170,317
Information technology	7,357,832	—	—	7,357,832
Consumer discretionary	4,396,897	—	—	4,396,897
Industrials	3,597,149	—	—	3,597,149
Energy	3,120,679	—	—	3,120,679
Financials	1,587,508	—	—	1,587,508
Consumer staples	1,467,089	—	—	1,467,089
Materials	1,378,343	—	—	1,378,343
Other	345,493	—	—	345,493
Miscellaneous	1,833,105	—	—	1,833,105
Short-term securities	—	4,773,372	—	4,773,372
Total	$34,254,412	$4,773,372	$—	$39,027,784

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

AMCAP Fund	21

Issuer risks — The values of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiative.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended February 28, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state tax authorities for tax years before 2009.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses and deferred expenses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended February 28, 2014, the fund reclassified $474,000 from undistributed net investment income to undistributed net realized gain, $81,139,000 from undistributed net investment income to capital paid in on shares of beneficial interest, and $65,270,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of February 28, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$26,897
Undistributed long-term capital gain	1,274,827
Gross unrealized appreciation on investment securities	13,760,415
Gross unrealized depreciation on investment securities	(445,751)
Net unrealized appreciation on investment securities	13,314,664
Cost of investment securities	25,713,120

22	AMCAP Fund

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended February 28, 2014			Year ended February 28, 2013
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$48,052	$1,592,857	$1,640,909	$61,089	$—	$61,089
Class B	—	17,000	17,000	—	—	—
Class C	—	111,537	111,537	—	—	—
Class F-1	8,355	217,398	225,753	7,357	—	7,357
Class F-2	5,788	131,654	137,442	6,626	—	6,626
Class 529-A	2,020	84,225	86,245	2,923	—	2,923
Class 529-B	—	2,715	2,715	—	—	—
Class 529-C	—	22,316	22,316	—	—	—
Class 529-E	6	4,441	4,447	64	—	64
Class 529-F-1	219	5,063	5,282	243	—	243
Class R-1	—	6,429	6,429	—	—	—
Class R-2	—	42,043	42,043	—	—	—
Class R-3	93	73,367	73,460	1,114	—	1,114
Class R-4	1,993	63,754	65,747	2,136	—	2,136
Class R-5	4,991	88,208	93,199	5,966	—	5,966
Class R-6	18,816	296,324	315,140	10,154	—	10,154
Total	$90,333	$2,759,331	$2,849,664	$97,672	$—	$97,672

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.290% on such assets in excess of $27 billion. For the year ended February 28, 2014, the investment advisory services fee was $103,219,000, which was equivalent to an annualized rate of 0.313% of average daily net assets. During the year ended February 28, 2014, CRMC voluntarily reduced the investment advisory services fee to a proposed annualized rate of 0.286% on such assets in excess of $34 billion. Investment advisory services fees are presented in the fund’s statement of operations gross of the waiver from CRMC. For the year ended February 28, 2014, total investment advisory services fees waived by CRMC were $37,000.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 28, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

AMCAP Fund	23

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. The Commonwealth of Virginia is not considered a related party.

For the year ended February 28, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$44,637	$26,503	$1,925	Not applicable
Class B	2,139	314	Not applicable	Not applicable
Class C	12,798	1,780	642	Not applicable
Class F-1	6,534	3,130	1,307	Not applicable
Class F-2	Not applicable	1,711	736	Not applicable
Class 529-A	2,166	1,115	506	$987
Class 529-B	336	43	17	33
Class 529-C	2,528	299	127	248
Class 529-E	264	36	26	52
Class 529-F-1	—	66	30	59
Class R-1	716	75	36	Not applicable
Class R-2	3,650	1,591	245	Not applicable
Class R-3	4,373	1,371	437	Not applicable
Class R-4	1,887	755	378	Not applicable
Class R-5	Not applicable	514	529	Not applicable
Class R-6	Not applicable	13	1,765	Not applicable
Total class-specific expenses	$82,028	$39,316	$8,706	$1,379

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $811,000 in the fund’s statement of operations includes $390,000 in current fees (either paid in cash or deferred) and a net increase of $421,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

24	AMCAP Fund

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended February 28, 2014

Class A	$2,716,872	104,512	$1,612,046	61,251	$(2,257,785)	(86,827)	$2,071,133	78,936
Class B	10,004	409	16,899	683	(117,816)	(4,836)	(90,913)	(3,744)
Class C	253,346	10,373	109,792	4,464	(309,659)	(12,674)	53,479	2,163
Class F-1	1,089,344	42,550	222,772	8,527	(788,605)	(29,991)	523,511	21,086
Class F-2	751,179	28,376	133,720	5,060	(509,035)	(20,336)	375,864	13,100
Class 529-A	141,619	5,470	86,217	3,294	(109,589)	(4,240)	118,247	4,524
Class 529-B	1,132	46	2,714	110	(16,040)	(655)	(12,194)	(499)
Class 529-C	40,384	1,647	22,311	901	(32,787)	(1,337)	29,908	1,211
Class 529-E	7,620	297	4,445	172	(6,627)	(259)	5,438	210
Class 529-F-1	15,060	579	5,278	201	(10,667)	(407)	9,671	373
Class R-1	26,467	1,056	6,419	255	(15,935)	(641)	16,951	670
Class R-2	120,232	4,870	41,910	1,673	(141,104)	(5,729)	21,038	814
Class R-3	252,703	9,847	73,403	2,827	(243,968)	(9,509)	82,138	3,165
Class R-4	286,267	10,903	65,628	2,506	(219,859)	(8,371)	132,036	5,038
Class R-5	269,153	10,168	92,492	3,499	(288,929)	(11,019)	72,716	2,648
Class R-6	1,386,792	54,438	314,984	11,948	(435,740)	(16,566)	1,266,036	49,820
Total net increase (decrease)	$7,368,174	285,541	$2,811,030	107,371	$(5,504,145)	(213,397)	$4,675,059	179,515

Year ended February 28, 2013

Class A	$1,999,597	94,426	$59,399	2,974	$(2,343,057)	(110,671)	$(284,061)	(13,271)
Class B	11,022	552	—	—	(172,352)	(8,664)	(161,330)	(8,112)
Class C	149,033	7,474	—	—	(258,325)	(12,987)	(109,292)	(5,513)
Class F-1	478,661	22,762	7,194	362	(437,291)	(20,795)	48,564	2,329
Class F-2	486,292	22,853	6,425	322	(289,593)	(13,424)	203,124	9,751
Class 529-A	138,261	6,571	2,923	147	(96,730)	(4,569)	44,454	2,149
Class 529-B	1,312	66	—	—	(18,525)	(929)	(17,213)	(863)
Class 529-C	35,720	1,783	—	—	(27,895)	(1,381)	7,825	402
Class 529-E	6,314	303	64	4	(5,134)	(246)	1,244	61
Class 529-F-1	10,117	473	242	12	(7,040)	(333)	3,319	152
Class R-1	18,067	897	—	—	(21,886)	(1,076)	(3,819)	(179)
Class R-2	113,259	5,570	—	—	(137,995)	(6,799)	(24,736)	(1,229)
Class R-3	241,266	11,625	1,113	56	(231,020)	(11,082)	11,359	599
Class R-4	216,714	10,334	2,135	107	(187,840)	(8,884)	31,009	1,557
Class R-5	197,534	9,333	5,920	295	(238,791)	(11,212)	(35,337)	(1,584)
Class R-6	1,140,401	52,352	10,154	508	(195,019)	(9,179)	955,536	43,681
Total net increase (decrease)	$5,243,570	247,374	$95,569	4,787	$(4,668,493)	(222,231)	$670,646	29,930

* Includes exchanges between share classes of the fund.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $9,002,236,000 and $8,474,621,000, respectively, during the year ended February 28, 2014.

9. Subsequent events

On March 13, 2014, the fund’s board of trustees approved an amended investment advisory services agreement effective April 1, 2014, decreasing the annual rate of net assets in excess of $34 billion from a rate of 0.290% to a rate of 0.286%. CRMC voluntarily reduced investment advisory services fees based on the decreased rate until the amended investment advisory services agreement became effective.

AMCAP Fund	25

Financial highlights

		Income from
		investment operations[1]			Dividends and distributions
			Net gains on									Ratio of
	Net asset		securities		Dividends		Total				Ratio of	net income
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	expenses	(loss) to
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	to average	average
	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return[2]	(in millions)	net assets	net assets
Class A:
Year ended 2/28/2014	$23.06	$.09	$7.61	$7.70	$(.07)	$(2.16)	$(2.23)	$28.53	34.38%	$22,567	.70%	.35%
Year ended 2/28/2013	20.78	.10	2.26	2.36	(.08)	—	(.08)	23.06	11.44	16,417	.74	.48
Year ended 2/29/2012	19.78	.10	.97	1.07	(.07)	—	(.07)	20.78	5.45	15,072	.73	.50
Year ended 2/28/2011	16.55	.08	3.23	3.31	(.08)	—	(.08)	19.78	20.09	14,891	.73	.48
Year ended 2/28/2010	10.44	.08	6.19	6.27	(.16)	—	(.16)	16.55	60.46	12,973	.78	.57
Class B:
Year ended 2/28/2014	21.86	(.10)	7.18	7.08	—	(2.16)	(2.16)	26.78	33.40	195	1.47	(.42)
Year ended 2/28/2013	19.77	(.06)	2.15	2.09	—	—	—	21.86	10.52	241	1.50	(.29)
Year ended 2/29/2012	18.89	(.05)	.93	.88	—	—	—	19.77	4.66	379	1.50	(.27)
Year ended 2/28/2011	15.85	(.05)	3.09	3.04	—	—	—	18.89	19.18	562	1.50	(.29)
Year ended 2/28/2010	9.98	(.03)	5.93	5.90	(.03)	—	(.03)	15.85	59.16	632	1.55	(.20)
Class C:
Year ended 2/28/2014	21.66	(.11)	7.13	7.02	—	(2.16)	(2.16)	26.52	33.37	1,451	1.51	(.46)
Year ended 2/28/2013	19.60	(.07)	2.13	2.06	—	—	—	21.66	10.51	1,139	1.54	(.33)
Year ended 2/29/2012	18.74	(.05)	.91	.86	—	—	—	19.60	4.59	1,138	1.52	(.30)
Year ended 2/28/2011	15.72	(.05)	3.07	3.02	—	—	—	18.74	19.21	1,197	1.52	(.31)
Year ended 2/28/2010	9.90	(.03)	5.88	5.85	(.03)	—	(.03)	15.72	59.18	1,065	1.56	(.21)
Class F-1:
Year ended 2/28/2014	22.95	.08	7.57	7.65	(.08)	(2.16)	(2.24)	28.36	34.36	3,036	.74	.31
Year ended 2/28/2013	20.69	.10	2.25	2.35	(.09)	—	(.09)	22.95	11.41	1,973	.74	.48
Year ended 2/29/2012	19.69	.10	.97	1.07	(.07)	—	(.07)	20.69	5.49	1,730	.73	.50
Year ended 2/28/2011	16.48	.08	3.22	3.30	(.09)	—	(.09)	19.69	20.10	1,641	.72	.48
Year ended 2/28/2010	10.39	.09	6.16	6.25	(.16)	—	(.16)	16.48	60.46	1,421	.74	.61
Class F-2:
Year ended 2/28/2014	23.11	.15	7.63	7.78	(.12)	(2.16)	(2.28)	28.61	34.71	1,983	.49	.56
Year ended 2/28/2013	20.83	.15	2.27	2.42	(.14)	—	(.14)	23.11	11.70	1,300	.50	.72
Year ended 2/29/2012	19.83	.14	.98	1.12	(.12)	—	(.12)	20.83	5.73	968	.49	.74
Year ended 2/28/2011	16.60	.12	3.24	3.36	(.13)	—	(.13)	19.83	20.38	657	.49	.71
Year ended 2/28/2010	10.46	.12	6.20	6.32	(.18)	—	(.18)	16.60	60.82	367	.52	.79
Class 529-A:
Year ended 2/28/2014	22.93	.07	7.56	7.63	(.05)	(2.16)	(2.21)	28.35	34.28	1,193	.79	.25
Year ended 2/28/2013	20.68	.08	2.25	2.33	(.08)	—	(.08)	22.93	11.32	861	.82	.40
Year ended 2/29/2012	19.70	.08	.97	1.05	(.07)	—	(.07)	20.68	5.36	732	.80	.42
Year ended 2/28/2011	16.49	.07	3.22	3.29	(.08)	—	(.08)	19.70	20.03	626	.79	.41
Year ended 2/28/2010	10.41	.08	6.17	6.25	(.17)	—	(.17)	16.49	60.35	474	.83	.51
Class 529-B:
Year ended 2/28/2014	21.79	(.13)	7.16	7.03	—	(2.16)	(2.16)	26.66	33.22	31	1.59	(.55)
Year ended 2/28/2013	19.73	(.08)	2.14	2.06	—	—	—	21.79	10.44	36	1.62	(.41)
Year ended 2/29/2012	18.87	(.07)	.93	.86	—	—	—	19.73	4.56	50	1.61	(.38)
Year ended 2/28/2011	15.85	(.06)	3.08	3.02	—	—	—	18.87	19.05	68	1.59	(.38)
Year ended 2/28/2010	10.00	(.04)	5.93	5.89	(.04)	—	(.04)	15.85	59.02	72	1.64	(.29)
Class 529-C:
Year ended 2/28/2014	21.80	(.13)	7.17	7.04	—	(2.16)	(2.16)	26.68	33.25	298	1.58	(.53)
Year ended 2/28/2013	19.74	(.08)	2.14	2.06	—	—	—	21.80	10.44	218	1.61	(.39)
Year ended 2/29/2012	18.88	(.07)	.93	.86	—	—	—	19.74	4.55	189	1.60	(.37)
Year ended 2/28/2011	15.86	(.06)	3.08	3.02	—	—	—	18.88	19.04	168	1.58	(.38)
Year ended 2/28/2010	10.00	(.04)	5.95	5.91	(.05)	—	(.05)	15.86	59.02	134	1.63	(.28)
Class 529-E:
Year ended 2/28/2014	22.63	— [3]	7.47	7.47	— [3]	(2.16)	(2.16)	27.94	33.96	62	1.04	.01
Year ended 2/28/2013	20.41	.03	2.22	2.25	(.03)	—	(.03)	22.63	11.06	45	1.06	.15
Year ended 2/29/2012	19.44	.03	.96	.99	(.02)	—	(.02)	20.41	5.12	40	1.07	.16
Year ended 2/28/2011	16.28	.02	3.18	3.20	(.04)	—	(.04)	19.44	19.68	35	1.08	.13
Year ended 2/28/2010	10.28	.03	6.10	6.13	(.13)	—	(.13)	16.28	59.86	27	1.13	.22

26	AMCAP Fund

		Income from
		investment operations[1]			Dividends and distributions
			Net gains on										Ratio of
	Net asset		securities		Dividends		Total				Ratio of		net income
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	expenses		(loss) to
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	to average		average
	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return[2]	(in millions)	net assets		net assets
Class 529-F-1:
Year ended 2/28/2014	$22.98	$.12	$7.59	$7.71	$(.10)	$(2.16)	$(2.26)	$28.43	34.59%	$72	.58%		.47%
Year ended 2/28/2013	20.73	.13	2.24	2.37	(.12)	—	(.12)	22.98	11.51	49	.61		.61
Year ended 2/29/2012	19.74	.12	.98	1.10	(.11)	—	(.11)	20.73	5.63	41	.59		.63
Year ended 2/28/2011	16.52	.11	3.22	3.33	(.11)	—	(.11)	19.74	20.27	31	.58		.62
Year ended 2/28/2010	10.43	.11	6.18	6.29	(.20)	—	(.20)	16.52	60.70	20	.63		.72
Class R-1:
Year ended 2/28/2014	22.05	(.11)	7.27	7.16	—	(2.16)	(2.16)	27.05	33.42	90	1.47		(.42)
Year ended 2/28/2013	19.94	(.06)	2.17	2.11	—	—	—	22.05	10.58	58	1.49		(.28)
Year ended 2/29/2012	19.06	(.05)	.93	.88	—	—	—	19.94	4.62	56	1.50		(.27)
Year ended 2/28/2011	15.99	(.05)	3.12	3.07	—	—	—	19.06	19.20	51	1.50		(.29)
Year ended 2/28/2010	10.09	(.03)	6.00	5.97	(.07)	—	(.07)	15.99	59.14	40	1.53		(.19)
Class R-2:
Year ended 2/28/2014	22.03	(.10)	7.25	7.15	—	(2.16)	(2.16)	27.02	33.45	557	1.44		(.39)
Year ended 2/28/2013	19.92	(.05)	2.16	2.11	—	—	—	22.03	10.59	436	1.48		(.26)
Year ended 2/29/2012	19.03	(.05)	.94	.89	—	—	—	19.92	4.68	419	1.49		(.27)
Year ended 2/28/2011	15.97	(.05)	3.11	3.06	—	—	—	19.03	19.16	431	1.50		(.30)
Year ended 2/28/2010	10.08	(.04)	5.98	5.94	(.05)	—	(.05)	15.97	59.02	383	1.60		(.25)
Class R-3:
Year ended 2/28/2014	22.71	— [3]	7.50	7.50	— [3]	(2.16)	(2.16)	28.05	33.97	1,018	1.03		.02
Year ended 2/28/2013	20.48	.04	2.22	2.26	(.03)	—	(.03)	22.71	11.07	752	1.04		.17
Year ended 2/29/2012	19.50	.03	.97	1.00	(.02)	—	(.02)	20.48	5.14	666	1.04		.18
Year ended 2/28/2011	16.33	.03	3.17	3.20	(.03)	—	(.03)	19.50	19.66	631	1.05		.16
Year ended 2/28/2010	10.29	.04	6.11	6.15	(.11)	—	(.11)	16.33	60.02	541	1.08		.27
Class R-4:
Year ended 2/28/2014	22.94	.08	7.57	7.65	(.07)	(2.16)	(2.23)	28.36	34.37	919	.72		.33
Year ended 2/28/2013	20.67	.10	2.25	2.35	(.08)	—	(.08)	22.94	11.40	628	.73		.49
Year ended 2/29/2012	19.68	.09	.98	1.07	(.08)	—	(.08)	20.67	5.50	534	.73		.49
Year ended 2/28/2011	16.47	.08	3.21	3.29	(.08)	—	(.08)	19.68	20.07	491	.74		.46
Year ended 2/28/2010	10.40	.08	6.16	6.24	(.17)	—	(.17)	16.47	60.42	378	.77		.57
Class R-5:
Year ended 2/28/2014	23.19	.16	7.66	7.82	(.13)	(2.16)	(2.29)	28.72	34.79	1,229	.42		.63
Year ended 2/28/2013	20.90	.17	2.26	2.43	(.14)	—	(.14)	23.19	11.74	931	.43		.78
Year ended 2/29/2012	19.89	.15	.98	1.13	(.12)	—	(.12)	20.90	5.76	872	.43		.79
Year ended 2/28/2011	16.64	.13	3.25	3.38	(.13)	—	(.13)	19.89	20.45	870	.44		.77
Year ended 2/28/2010	10.50	.13	6.22	6.35	(.21)	—	(.21)	16.64	60.97	741	.47		.89
Class R-6:
Year ended 2/28/2014	23.15	.18	7.64	7.82	(.15)	(2.16)	(2.31)	28.66	34.86	4,451	.37		.68
Year ended 2/28/2013	20.86	.18	2.26	2.44	(.15)	—	(.15)	23.15	11.83	2,442	.38		.83
Year ended 2/29/2012	19.85	.16	.99	1.15	(.14)	—	(.14)	20.86	5.84	1,290	.39		.83
Year ended 2/28/2011	16.60	.14	3.24	3.38	(.13)	—	(.13)	19.85	20.50	851	.39		.80
Period from 5/1/2009 to 2/28/2010[4,5]	13.04	.11	3.61	3.72	(.16)	—	(.16)	16.60	28.85	380	.42	[6]	.90 [6]

	Year ended February 28 or 29
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	29%	27%	31%	28%	29%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Amount less than $.01.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-6 shares were offered beginning May 1, 2009.
[6]	Annualized.

See Notes to Financial Statements

AMCAP Fund	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AMCAP Fund:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund (the “Fund”), including the summary investment portfolio, as of February 28, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund as of February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
April 8, 2014

28	AMCAP Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (September 1, 2013, through February 28, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AMCAP Fund	29

	Beginning account value 9/1/2013	Ending account value 2/28/2014	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,195.15	$3.76	.69%
Class A — assumed 5% return	1,000.00	1,021.37	3.46	.69
Class B — actual return	1,000.00	1,190.32	7.87	1.45
Class B — assumed 5% return	1,000.00	1,017.60	7.25	1.45
Class C — actual return	1,000.00	1,190.40	8.09	1.49
Class C — assumed 5% return	1,000.00	1,017.41	7.45	1.49
Class F-1 — actual return	1,000.00	1,194.58	4.03	.74
Class F-1 — assumed 5% return	1,000.00	1,021.12	3.71	.74
Class F-2 — actual return	1,000.00	1,196.44	2.67	.49
Class F-2 — assumed 5% return	1,000.00	1,022.36	2.46	.49
Class 529-A — actual return	1,000.00	1,194.16	4.24	.78
Class 529-A — assumed 5% return	1,000.00	1,020.93	3.91	.78
Class 529-B — actual return	1,000.00	1,189.78	8.58	1.58
Class 529-B — assumed 5% return	1,000.00	1,016.96	7.90	1.58
Class 529-C — actual return	1,000.00	1,189.61	8.52	1.57
Class 529-C — assumed 5% return	1,000.00	1,017.01	7.85	1.57
Class 529-E — actual return	1,000.00	1,193.01	5.60	1.03
Class 529-E — assumed 5% return	1,000.00	1,019.69	5.16	1.03
Class 529-F-1 — actual return	1,000.00	1,195.45	3.10	.57
Class 529-F-1 — assumed 5% return	1,000.00	1,021.97	2.86	.57
Class R-1 — actual return	1,000.00	1,190.69	7.98	1.47
Class R-1 — assumed 5% return	1,000.00	1,017.50	7.35	1.47
Class R-2 — actual return	1,000.00	1,190.83	7.82	1.44
Class R-2 — assumed 5% return	1,000.00	1,017.65	7.20	1.44
Class R-3 — actual return	1,000.00	1,192.63	5.60	1.03
Class R-3 — assumed 5% return	1,000.00	1,019.69	5.16	1.03
Class R-4 — actual return	1,000.00	1,194.58	3.92	.72
Class R-4 — assumed 5% return	1,000.00	1,021.22	3.61	.72
Class R-5 — actual return	1,000.00	1,196.53	2.29	.42
Class R-5 — assumed 5% return	1,000.00	1,022.71	2.11	.42
Class R-6 — actual return	1,000.00	1,197.01	2.02	.37
Class R-6 — assumed 5% return	1,000.00	1,022.96	1.86	.37

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 28, 2014:

Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$371,000
Long-term capital gains	$2,759,331,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

30	AMCAP Fund

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 70	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 67 Chairman of the Board (Independent and Non-Executive)	1998	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 67	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	69	Quiksilver, Inc.
Leonard R. Fuller, 67	2010	President and CEO, Fuller Consulting (financial management consulting firm)	69	None
William D. Jones, 58	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
L. Daniel Jorndt, 72	2010	Retired	4	None
William H. Kling, 72	2006	President Emeritus and former CEO, American Public Media	10	None
John C. Mazziotta, M.D., Ph.D., 64	2011	Physician; Chair, Department of Neurology, University of California at Los Angeles; Associate Director, Semel Institute, UCLA; Director, Brain Mapping Center, UCLA	4	None
Bailey Morris-Eck, 69	1999	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics	4	None

Steven B. Sample, Ph.D., a trustee of the fund since 1999, retired from the board on December 31, 2013. The trustees thank Dr. Sample for his dedication and service to the fund.

“Interested” trustees4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Claudia P. Huntington, 62 Vice Chairman of the Board	1992–1994 1996	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Timothy D. Armour, 53 President	1996	Chairman of the Board, Capital Research and Management Company; Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	2	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 32 for footnotes.

AMCAP Fund	31

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Barry S. Crosthwaite, 55 Senior Vice President	2006	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, American Funds Service Company[6]
Eric S. Richter, 53 Senior Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company
Paul F. Roye, 60 Senior Vice President	2007	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Chief Legal Officer, Capital Research and Management Company; Director, American Funds Service Company[6]
Herbert Y. Poon, 41 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
C. Ross Sappenfield, 48 Vice President	1999	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company
James Terrile, 48 Vice President	2006	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Michael W. Stockton, 47 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 39 Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Raymond F. Sullivan, Jr., 56 Assistant Secretary	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 42 Assistant Treasurer	2012	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

32	AMCAP Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete February 28, 2014, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$81,000
2014	$83,000

b) Audit-Related Fees:
2013	$8,000
2014	$10,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$7,000
2014	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	$1,240,000
2014	$937,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$29,000
2014	$43,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$2,000
2014	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,884,000 for fiscal year 2013 and $1,397,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

AMCAP Fund® Investment portfolio February 28, 2014

Common stocks 87.49%
		Value
Health care 23.42%	Shares	(000)

Gilead Sciences, Inc.[1]	19,127,226	$ 1,583,543
Biogen Idec Inc.[1]	2,633,400	897,147
Alexion Pharmaceuticals, Inc.[1]	4,212,800	744,823
Amgen Inc.	5,814,700	721,139
UnitedHealth Group Inc.	6,501,700	502,386
Allergan, Inc.	3,560,000	452,120
BioMarin Pharmaceutical Inc.[1]	5,252,661	425,466
Aetna Inc.	5,850,000	425,353
Stryker Corp.	5,092,040	408,585
Express Scripts Holding Co.[1]	5,250,000	395,377
St. Jude Medical, Inc.	5,626,465	378,774
Edwards Lifesciences Corp.[1]	4,953,900	345,584
Hologic, Inc.[1]	12,624,100	274,953
Endo Health Solutions Inc.[1]	2,916,500	232,795
Humana Inc.	2,039,500	229,362
Illumina, Inc.[1]	1,325,510	227,312
Boston Scientific Corp.[1]	16,862,394	220,898
Zimmer Holdings, Inc.	2,350,600	220,580
Thermo Fisher Scientific Inc.	1,666,100	207,496
athenahealth, Inc.[1]	820,400	159,051
AbbVie Inc.	745,000	37,928
ArthroCare Corp.[1]	720,000	34,740
Centene Corp.[1]	470,198	29,942
ResMed Inc.	339,900	14,963
		9,170,317
Information technology 18.79%

Google Inc., Class A1	870,210	1,057,871
Oracle Corp.	20,835,000	814,857
Accenture PLC, Class A	6,984,600	582,166
Texas Instruments Inc.	12,370,000	556,155
Avago Technologies Ltd.	8,600,000	530,620
ASML Holding NV	3,800,000	330,706
Adobe Systems Inc.[1]	4,725,000	324,182
Microsoft Corp.	8,425,000	322,762
Intuit Inc.	4,063,000	317,524
Cognizant Technology Solutions Corp., Class A1	2,950,000	306,977
Yahoo! Inc.[1]	6,669,000	257,890
Samsung Electronics Co. Ltd.	179,000	226,202
Trimble Navigation Ltd.[1]	5,766,200	219,981
Apple Inc.	401,700	211,391
Baidu, Inc., Class A (ADR)[1]	1,143,000	195,373
SAP AG	2,000,000	161,550
Autodesk, Inc.[1]	3,000,000	157,380
EMC Corp.	5,825,000	153,605
Common stocks
		Value
Information technology (continued)	Shares	(000)

Automatic Data Processing, Inc.	1,750,000	$ 136,115
VMware, Inc., Class A1	925,000	88,846
Rackspace Hosting, Inc.[1]	2,005,000	73,724
Itron, Inc.[1,2]	2,018,875	70,661
OpenTable, Inc.[1]	800,000	63,752
Linear Technology Corp.	1,050,000	49,182
Visa Inc., Class A	200,000	45,188
FactSet Research Systems, Inc.	401,000	42,221
Gemalto NV	320,000	35,998
KLA-Tencor Corp.	383,000	24,953
		7,357,832
Consumer discretionary 11.23%

Netflix, Inc.[1]	1,952,000	869,870
DIRECTV[1]	7,900,000	613,040
Johnson Controls, Inc.	8,619,094	425,783
lululemon athletica inc.[1]	5,977,000	300,703
Amazon.com, Inc.[1]	764,000	276,644
NIKE, Inc., Class B	3,155,000	247,036
YUM! Brands, Inc.	3,035,499	224,870
Comcast Corp., Class A	4,208,900	217,558
JCDecaux SA	4,000,000	176,623
Garmin Ltd.	3,200,000	171,712
Time Warner Inc.	2,500,000	167,825
Harley-Davidson, Inc.	2,511,000	165,877
Texas Roadhouse, Inc.[2]	4,587,200	121,331
BorgWarner Inc.	1,880,200	115,538
Big Lots, Inc.[1]	2,469,800	72,983
Tiffany & Co.	500,000	46,625
Twenty-First Century Fox, Inc., Class A	1,275,000	42,763
WPP PLC	1,770,000	38,769
Weight Watchers International, Inc.	1,705,000	36,248
Nordstrom, Inc.	566,000	34,798
British Sky Broadcasting Group PLC	1,925,000	30,301
		4,396,897
Industrials 9.19%

Nielsen Holdings NV	10,091,161	477,716
Precision Castparts Corp.	1,425,000	367,479
General Dynamics Corp.	3,100,000	339,574
Union Pacific Corp.	1,728,350	311,760
United Parcel Service, Inc., Class B	2,630,000	251,875
Verisk Analytics, Inc., Class A1	2,976,300	189,635
Sensata Technologies Holding NV1	4,350,000	176,784
MITIE Group PLC[2]	24,021,000	139,016
Chart Industries, Inc.[1,2]	1,579,800	132,008
Southwest Airlines Co.	5,700,000	127,908
Moog Inc., Class A1	2,018,100	124,981
Dover Corp.	1,320,000	124,476
Jacobs Engineering Group Inc.[1]	2,000,000	121,300
Nordson Corp.	1,637,500	119,799
Landstar System, Inc.	1,820,000	105,032
Common stocks
		Value
Industrials (continued)	Shares	(000)

Polypore International, Inc.[1,2]	3,020,000	$ 104,522
Towers Watson & Co., Class A	800,000	87,280
CSX Corp.	2,564,500	71,062
Danaher Corp.	804,900	61,567
Serco Group PLC	7,540,700	58,149
FedEx Corp.	402,700	53,692
Waste Connections, Inc.	623,301	26,970
Robert Half International Inc.	600,000	24,564
		3,597,149
Energy 7.97%

Schlumberger Ltd.	6,728,900	625,788
Baker Hughes Inc.	7,490,500	473,999
EOG Resources, Inc.	2,177,700	412,500
Southwestern Energy Co.[1]	9,254,683	382,588
FMC Technologies, Inc.[1]	6,966,122	349,978
Apache Corp.	2,958,900	234,611
Devon Energy Corp.	2,692,000	173,419
Chevron Corp.	1,165,500	134,417
Ultra Petroleum Corp.[1]	4,875,000	122,655
BG Group PLC	5,666,000	103,277
C&J Energy Services, Inc.[1,2]	3,540,729	91,528
Range Resources Corp.	185,000	15,919
		3,120,679
Financials 4.06%

Progressive Corp.	18,313,162	448,489
Capital One Financial Corp.	3,750,000	275,362
PNC Financial Services Group, Inc.	2,185,000	178,689
BB&T Corp.	3,500,000	132,300
State Street Corp.	2,000,000	131,340
JPMorgan Chase & Co.	2,270,000	128,981
Torchmark Corp.	1,200,000	93,012
Arch Capital Group Ltd.[1]	1,500,000	84,180
Charles Schwab Corp.	1,750,000	46,393
U.S. Bancorp	1,045,000	42,991
Altisource Portfolio Solutions SA1	139,000	13,675
Altisource Asset Management Corp.[1]	13,900	10,772
Altisource Residential Corp.	46,333	1,324
		1,587,508
Consumer staples 3.75%

CVS/Caremark Corp.	5,250,000	383,985
Green Mountain Coffee Roasters, Inc.	2,206,882	242,272
Whole Foods Market, Inc.	3,310,000	178,906
Mead Johnson Nutrition Co.	1,929,068	157,315
Costco Wholesale Corp.	1,285,000	150,088
L’Oréal SA, non-registered shares	800,000	135,545
Philip Morris International Inc.	1,605,000	129,861
Altria Group, Inc.	1,750,000	63,455
PepsiCo, Inc.	320,500	25,662
		1,467,089
Common stocks
		Value
Materials 3.52%	Shares	(000)

Celanese Corp., Series A2	8,496,922	$ 453,651
AptarGroup, Inc.[2]	4,326,000	286,251
Praxair, Inc.	1,760,531	229,520
Valspar Corp.	2,089,185	156,167
Barrick Gold Corp.	6,800,000	138,584
Freeport-McMoRan Copper & Gold Inc.	3,500,000	114,170
		1,378,343
Telecommunication services 0.63%

Crown Castle International Corp.[1]	1,935,700	146,920
tw telecom inc.[1]	1,650,000	50,507
United States Cellular Corp.	734,300	26,501
SBA Communications Corp., Class A1	250,000	23,792
		247,720
Utilities 0.25%

NRG Energy, Inc.	3,363,369	97,773

Miscellaneous 4.68%

Other common stocks in initial period of acquisition		1,833,105
Total common stocks (cost: $20,940,246,000)		34,254,412

	Principal amount
Short-term securities 12.19%	(000)

Freddie Mac 0.07%–0.17% due 3/12/2014–1/6/2015	$1,492,600	1,492,177
Federal Home Loan Bank 0.055%–0.19% due 3/7–12/23/2014	1,167,700	1,167,507
Fannie Mae 0.12%–0.18% due 5/1–9/22/2014	526,200	526,094
Federal Farm Credit Banks 0.11%–0.14% due 4/10–8/6/2014	199,700	199,656
Chevron Corp. 0.07% due 3/24–4/29/2014[3]	180,200	180,168
Coca-Cola Co. 0.10%–0.14% due 3/6–5/20/2014[3]	168,965	168,952
Procter & Gamble Co. 0.10%–0.14% due 5/12–6/19/2014[3]	128,500	128,472
Abbott Laboratories 0.10% due 4/4–5/28/2014[3]	88,300	88,290
U.S. Treasury Bills 0.05%–0.101% due 4/17–6/5/2014	87,900	87,892
Emerson Electric Co. 0.10%–0.12% due 5/19–5/22/2014[3]	81,700	81,683
Regents of the University of California 0.06%–0.13% due 3/13–6/18/2014	81,423	81,408
Jupiter Securitization Co., LLC 0.26%–0.28% due 11/18–11/19/2014[3]	50,000	49,898
Chariot Funding, LLC 0.27% due 11/18/2014[3]	25,000	24,960
Wal-Mart Stores, Inc. 0.05% due 3/18–3/24/2014[3]	70,000	69,998
John Deere Financial Ltd. 0.07%–0.08% due 3/3–3/13/2014[3]	60,100	60,099
General Electric Capital Corp. 0.18% due 4/1/2014	50,000	49,997
General Electric Co. 0.05% due 3/3/2014	10,000	10,000
Parker-Hannifin Corp. 0.07% due 3/31–4/2/2014[3]	55,000	54,997
Private Export Funding Corp. 0.20%–0.24% due 4/3–8/18/2014[3]	49,970	49,937
Cisco Systems, Inc. 0.07% due 3/20–3/26/2014[3]	49,100	49,095
ExxonMobil Corp. 0.07% due 3/18/2014	47,600	47,597
Army and Air Force Exchange Service 0.11%–0.13% due 3/17–3/25/2014[3]	38,000	37,997
Walt Disney Co. 0.10% due 3/25/2014[3]	25,000	24,999
PepsiCo Inc. 0.05% due 4/14/2014[3]	17,200	17,199
NetJets Inc. 0.04% due 3/17/2014[3]	16,000	16,000
Paccar Financial Corp. 0.06% due 3/13/2014	8,300	8,300
Total short-term securities (cost: $4,772,873,000)		4,773,372
Total investment securities (cost: $25,713,119,000)		$39,027,784
Other assets less liabilities		124,112
Net assets		$39,151,896

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.

2 Represents an affiliated company as defined under the Investment Company Act of 1940.

3 Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,102,744,000, which represented 2.82% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-002-0414O-S37655

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

AMCAP Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of AMCAP Fund (the “Fund”) as of February 28, 2014, and for the year then ended and have issued our report thereon dated April 8, 2014, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of February 28, 2014, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

April 8, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 30, 2014

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: April 30, 2014